UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 19, 2026 (August 19, 2026)

_______________________________

CHEMUNG FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

_______________________________

New York	001-35741	16-1237038
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Chemung Canal Plaza

Elmira, New York 14901

(Address of Principal Executive Offices) (Zip Code)

(607) 737-3711

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

_______________________________

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CHMG	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On August 19, 2026, Chemung Financial Corporation (Nasdaq: CHMG) issued a press release announcing an increase in its quarterly dividend of $0.02 per share, and the declaration of a cash dividend of $0.36 per share, payable October 1, 2026, to common stock shareholders of record as of the close of business on September 17, 2026.

A copy of the press release is attached as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.
99.1	Press Release of Chemung Financial Corporation dated August 19, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEMUNG FINANCIAL CORPORATION

Date: August 19, 2026	By:	/s/ Dale M. McKim III
Dale M. McKim III
Chief Financial Officer and Treasurer